UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06044

Morgan Stanley European Equity Fund, Inc
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Arthur Lev 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	October 31, 2011

Date of reporting period:	April 30, 2011

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley European Equity Fund Inc. performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the six months ended April 30, 2011

Total Return for the 6 Months Ended April 30, 2011
Class A	Class B	Class C	Class I	Class R	Class W	Morgan Stanley Capital International (MSCI) Europe Index[1]	Lipper European Region Funds Index[2]
13.80%	13.83%	13.43%	13.93%	13.70%	13.74%	15.16%	13.93%

The performance of the Fund's six share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Because Class B shares incurred lower expenses under the 12b-1 fee Plan than did Class A shares for the six months ended April 30, 2011, the total operating expense ratio for Class B shares was lower and, as a result, the performance of Class B shares was higher than that of the Class A shares. There can be no assurance that this will continue to occur in the future as the maximum fees payable by Class B shares under the 12b-1 Plan are higher than those payable by Class A shares. The Fund's Distributor has agreed to reduce the 12b-1 fee on Class B shares of the Fund to the extent it exceeds 0.24% of the average daily net assets of such shares on an annualized basis. This waiver is expected to continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waiver when it deems that such action is appropriate.

Market Conditions

In the six-month period ended April 30, 2011, the European economy continued to be characterized by a healthy "core" Europe (Germany, France, the Nordic countries, and the U.K.) and the small group of heavily indebted "peripheral" countries (namely, Greece, Ireland, and Portugal). While headlines about the periphery's debt management woes caused volatility in the equity market, these countries represent a fraction of the total European economy. Equities performed well during the period, supported by a number of factors. Corporate profit margins were near 15-year highs, corporate debt remained low, and companies have built high levels of cash on balance sheets. Growing demand from the emerging markets has been beneficial for European companies, particularly as European domestic demand has slowed amid higher commodity prices and higher taxes. Investors also began to rotate out of fixed income securities into developed market equities, including those of Europe and the U.S., as rising inflation made bonds less attractive. Although political turbulence in North Africa and the Middle East in the spring of 2011 led to soaring oil prices, the European Central Bank raised interest rates in early April in an attempt to keep inflation in check.

During the reporting period, we saw a strong rally led by insurance (due to these companies' perceived competitive advantage in a rising interest rates environment), capital goods and automobiles, and semiconductors. Industrial companies, such as those in the capital goods and automobile sectors, continued to benefit from the global economic recovery, especially from demand coming from emerging markets. European industrials have tended to be well exposed to international demand and a weak euro helped increase the relative market share of European industrials in some emerging markets countries.

Performance Analysis

All share classes of Morgan Stanley European Equity Fund Inc. underperformed the Morgan Stanley Capital International (MSCI) Europe Index (the "Index") while Class A, Class B, Class C, Class R and Class W shares underperformed and Class I shares performed equal to the Lipper European Region Funds Index for the six months ended April 30, 2011, assuming no deduction of applicable sales charges.

At the sector level, stock selection in banks was a significant driver of returns during the period, as the portfolio lacked exposure to large names in the Index that underperformed. The financials sector still faces challenges, and it will take a while before the sovereign debt crisis and deleveraging process can be considered behind us. We continued to add selectively to the Fund's position in financials, where it remained underweight — although by the period's end the portfolio was overweight in retail banks. Both stock selection in, and an overweight allocation to energy also bolstered performance. Geopolitical turmoil in North Africa contributed to a significant spike in oil prices, with a consequent rally in energy stocks. Stock selection in retailing was another positive contributor.

Sector-level detractors from performance included stock selection in household and personal products. The portfolio's holding in a U.K.-based company with dominant global brands underperformed. Ultimately, however, we believe the company remains well positioned and we took advantage of weak trading days to increase the Fund's weight in the stock. Both stock selection in, and an underweight allocation to the materials sector hindered performance, as did a lack of exposure to semiconductors (one of the strongest performing industries during the period).

On a country level, key contributors to performance included stock selection in Belgium, the U.K. and Finland. In addition, our underweight in Spain and overweight in Germany were positive for performance. On the contrary, the primary detractors were stock selection in Switzerland and the Netherlands, in addition to both stock selection in, and an underweight allocation to Sweden.

The outlook for the European economy has improved, and global economic data, including in Europe, is rebounding from its lows and remains supportive of economic recovery, in our view. We expect that the European economy could be a major beneficiary of a global recovery, especially with its high exposure to emerging markets. Concerns about sovereign debt linger for some peripheral countries, but we believe that the current scenario provides opportunities in the market. We see recent weakness in the equity market as a chance to selectively add stocks to the portfolio, as European valuations remained low compared to historical levels, in our view. Current equity valuations appear to be pricing a low-growth scenario for Europe, which we believe seems to be the most likely scenario for the next few years.

Nevertheless, we believe that European equities are well positioned for 2011 and the years to come. Strong economic growth in core European countries, exposure to emerging markets demand, and an inflationary environment may provide a positive backdrop for equities, in our opinion. The recent asset allocation shift out of fixed income into developed market equities and relatively low valuations further support our favorable view of the European equity asset class. Our investment approach remains the same. We continue to seek high quality companies with high earnings visibility and predictability, stable and strong cash flow, and low levels of debt, that are trading at what we consider attractive valuations.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS+ as of 4/30/11
Nestle SA, (Registered Shares)	4.2%
HSBC Holdings PLC	3.8
Royal Dutch Shell PLC, (Class A)	3.7
Siemens AG, (Registered Shares)	3.6
BG Group PLC	3.6
Vodafone Group PLC	3.4
Anglo American PLC	3.1
Novartis AG, (Registered Shares)	3.0
BP PLC	2.9
Bayer AG, (Registered Shares)	2.9
TOP FIVE COUNTRIES as of 4/30/11
United Kingdom	45.1%
Germany	16.8
Switzerland	12.1
France	10.5
Spain	3.1

+  Does not include open foreign currency exchange contracts with unrealized appreciation of $97,711.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Top 10 holdings and top five countries are as a percentage of net assets. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 80 percent of its assets in equity securities issued by issuers located in European countries. European countries are defined as countries included in the Morgan Stanley Capital International Europe Index. A company is considered to be located in Europe if (i) it is organized under the laws of a European country and has a principal office in a European country; (ii) it derives at least 50 percent of its total revenues from businesses in Europe; or (iii) its equity securities are traded principally on a stock exchange in Europe. The Fund may also invest in emerging market or developing countries.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC's web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary

Average Annual Total Returns—Period Ended April 30, 2011
Symbol	Class A Shares* (since 07/28/97) EUGAX		Class B Shares** (since 06/01/90) EUGBX		Class C Shares† (since 07/28/97) EUGCX		Class I Shares†† (since 07/28/97) EUGDX	Class R Shares# (since 03/31/08) EUGRX	Class W Shares## (since 03/31/08) EUGWX
1 Year	26.76 20.10 [4]	%[3]	26.81 21.81 [4]	%[3]	25.85 24.85 [4]	%[3]	27.08 —%[3]	26.48 —%[3]	26.68 —%[3]
5 Years	2.59 [3] 1.49 [4]		2.60 [3] 2.28 [4]		1.82 [3] 1.82 [4]		2.83 [3] —	— —	— —
10 Years	4.21 [3] 3.65 [4]		4.08 [3] 4.08 [4]		3.43 [3] 3.43 [4]		4.45 [3] —	— —	— —
Since Inception	5.66 [3] 5.25 [4]		8.18 [3] 8.18 [4]		4.86 [3] 4.86 [4]		5.99 [3] —	–0.80 [3] —	–0.65 [3] —
Gross Expense Ratio	1.51		1.50		2.26		1.26	1.76	1.61

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, Class I, Class R, and Class W shares will vary due to differences in sales charges and expenses. See the Fund's current prospectus for complete details on fees and sales charges. Expense ratios are as of each Fund's fiscal year end as outlined in the Fund's current prospectus.

*  The maximum front-end sales charge for Class A is 5.25%.

**  The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. For periods greater than eight years, returns do not reflect conversion to Class A shares eight years after the end of the calendar month in which shares were purchased. The conversion feature is currently suspended because the total annual operating expense ratio of Class B is currently lower than that of Class A. See "Conversion Feature" for Class B shares in "Share Class Arrangements" of the Prospectus for more information.

†  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††  Class I has no sales charge.

#  Class R has no sales charge.

##  Class W has no sales charge.

(1)  The Morgan Stanley Capital International (MSCI) Europe Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper European Region Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper European Region Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. The Fund was in the Lipper European Region Funds classification as of the date of this report.

(3)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 11/01/10 – 04/30/11.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	11/01/10	04/30/11	11/01/10 – 04/30/11
Class A
Actual (13.80% return)	$1,000.00	$1,138.00	$7.85
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.46	$7.40
Class B
Actual (13.83% return)	$1,000.00	$1,138.30	$7.79
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.50	$7.35
Class C
Actual (13.43% return)	$1,000.00	$1,134.30	$11.80
Hypothetical (5% annual return before expenses)	$1,000.00	$1,013.74	$11.13
Class I
Actual (13.93% return)	$1,000.00	$1,139.30	$6.52
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.70	$6.16

Expense Example continued

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	11/01/10	04/30/11	11/01/10 – 04/30/11
Class R
Actual (13.70% return)	$1,000.00	$1,137.00	$9.17
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.22	$8.65
Class W
Actual (13.74% return)	$1,000.00	$1,137.40	$8.37
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.96	$7.90

  @  Expenses are equal to the Fund's annualized expense ratios of 1.48%, 1.47%, 2.23%, 1.23%, 1.73%, and 1.58% for Class A, Class B, Class C, Class I, Class R, and Class W shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Because Class B shares incurred lower expenses under the 12b-1 Plan than did Class A shares for the six months ended April 30, 2011, the total operating expense ratio for Class B shares was lower and as a result, the performance of Class B shares was higher than that of the Class A shares. There can be no assurance that this will continue to occur in the future as the maximum fees payable by Class B shares under the 12b-1 Plan are higher than those payable by Class A shares. The Fund's Distributor has agreed to reduce the 12b-1 fee on Class B shares of the Fund to the extent it exceeds 0.24% of the average daily net assets of such shares on an annualized basis. This waiver is expected to continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waiver when it deems that such action is appropriate.

Morgan Stanley European Equity Fund Inc.

Portfolio of Investments  ■  April 30, 2011 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (97.5%)
	Belgium (1.7%)
	Chemicals
75,376	Umicore SA (a)	$4,323,388
	Finland (1.9%)
	Machinery
79,157	Kone Oyj (Class B)	4,958,231
	France (10.5%)
	Commercial Banks
88,280	BNP Paribas	6,986,300
80,004	Societe Generale	5,351,375
		12,337,675
	Electrical Equipment
35,788	Schneider Electric SA (a)	6,323,792
	Hotels, Restaurants & Leisure
75,643	Accor SA	3,361,164
	Multi-Utilities
126,035	GDF Suez (a)	5,156,953
	Total France	27,179,584
	Germany (16.8%)
	Automobiles
87,818	Daimler AG (a)	6,788,449
	Food & Staples Retailing
57,325	Metro AG	4,207,569
	Health Care Providers & Services
50,420	Fresenius SE & Co. KGaA	5,291,804
	Industrial Conglomerates
63,944	Siemens AG (Registered Shares)	9,302,495
	Insurance
26,742	Muenchener Rueckversicherungs AG (Registered Shares)	4,414,421
	Machinery
42,622	MAN SE (b)	5,939,871

NUMBER OF SHARES		VALUE
	Pharmaceuticals
84,382	Bayer AG (Registered Shares) (a)	$7,417,717
	Total Germany	43,362,326
	Luxembourg (1.9%)
	Metals & Mining
136,057	ArcelorMittal	5,005,785
	Netherlands (1.7%)
	Diversified Telecommunication Services
269,497	Koninklijke KPN N.V.	4,277,065
	Portugal (1.4%)
	Oil, Gas & Consumable Fuels
160,476	Galp Energia SGPS SA (Class B) (a)	3,590,298
	Spain (3.1%)
	Commercial Bank
438,667	Banco Bilbao Vizcaya Argentaria SA (a)	5,626,685
	Information Technology Services
119,007	Amadeus IT Holding SA (Class A) (b)	2,492,422
	Total Spain	8,119,107
	Switzerland (12.1%)
	Food Products
173,834	Nestle SA (Registered Shares)	10,791,776
	Insurance
19,497	Zurich Financial Services AG (b)	5,477,192
	Pharmaceuticals
129,417	Novartis AG (Registered Shares)	7,682,732
44,321	Roche Holding AG	7,188,712
		14,871,444
	Total Switzerland	31,140,412

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Portfolio of Investments  ■  April 30, 2011 (unaudited) continued

NUMBER OF SHARES		VALUE
	United Kingdom (45.1%)
	Aerospace & Defense
428,694	Rolls-Royce Group PLC (b)	$4,593,559
	Commercial Banks
1,223,540	Barclays PLC	5,769,449
907,673	HSBC Holdings PLC	9,936,675
		15,706,124
	Food & Staples Retailing
853,461	WM Morrison Supermarkets PLC	4,202,584
	Household Products
96,583	Reckitt Benckiser Group PLC	5,362,496
	Insurance
407,511	Prudential PLC	5,261,676
	Media
472,935	Reed Elsevier PLC	4,186,803
	Metals & Mining
152,815	Anglo American PLC	7,965,177
	Oil, Gas & Consumable Fuels
362,932	BG Group PLC	9,296,389
970,929	BP PLC	7,501,557
248,711	Royal Dutch Shell PLC (Class A)	9,648,415
210,195	Tullow Oil PLC	5,031,226
		31,477,587
	Pharmaceuticals
323,978	GlaxoSmithKline PLC	7,064,764
	Professional Services
354,636	Experian PLC	4,777,409
	Specialty Retail
623,407	Carphone Warehouse Group PLC (b)	4,141,781
	Tobacco
159,631	British American Tobacco PLC	6,961,925
170,950	Imperial Tobacco Group PLC	6,016,430
		12,978,355

NUMBER OF SHARES		VALUE
	Wireless Telecommunication Services
3,082,143	Vodafone Group PLC	$8,834,364
	Total United Kingdom	116,552,679
	United States (1.3%)
	Auto Components
42,187	Autoliv, Inc. (SDR) (a)	3,377,781
	Total Common Stocks (Cost $191,720,169)	251,886,656
PRINCIPAL AMOUNT IN THOUSANDS
	Short-Term Investments (10.6%)
	Securities Held as Collateral on Loaned Securities (8.7%)
	Repurchase Agreements (2.1%)
$1,954	Barclays Capital, Inc. (0.04%, dated 04/29/11, due 05/02/11; proceeds $1,953,592; fully collateralized by a U.S. Government Agency; Federal Home Loan Mortgage Corporation 0.63% due 12/28/12; valued at $1,992,678)	1,953,586

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Portfolio of Investments  ■  April 30, 2011 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
$3,332	Nomura Holdings, Inc. (0.06%, dated 04/29/11, due 05/02/11; proceeds $3,332,473; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 4.00% due 06/01/25 - 04/01/26; Federal National Mortgage Association 3.50% - 6.10% due 09/01/20 - 11/01/47; valued at $3,399,105)	$3,332,456
	Total Repurchase Agreements (Cost $5,286,042)	5,286,042
NUMBER OF SHARES (000)
	Investment Company (6.6%)
17,063	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $17,062,707)	17,062,707
	Total Securities Held as Collateral on Loaned Securities (Cost $22,348,749)	22,348,749

NUMBER OF SHARES (000)		VALUE
	Investment Company (1.9%)
4,839	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $4,838,597)	$4,838,597
	Total Short-Term Investments (Cost $27,187,346)	27,187,346
Total Investments (Cost $218,907,515) (c)(d)	108.1%	279,074,002
Liabilities in Excess of Other Assets	(8.1)	(20,793,629)
Net Assets	100.0%	$258,280,373

  SDR  Swedish Depositary Receipt.

  (a)  All or a portion of this security was on loan at April 30, 2011.

  (b)  Non-income producing security.

  (c)  Securities have been designated as collateral in connection with open foreign currency exchange contracts.

  (d)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $66,576,385 and the aggregate gross unrealized depreciation is $6,409,898 resulting in net unrealized appreciation of $60,166,487.

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Portfolio of Investments  ■  April 30, 2011 (unaudited) continued

Foreign Currency Exchange Contracts Open at April 30, 2011:

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION
State Street Bank and Trust Co.	GBP	7,570,000	EUR	8,603,837	05/06/2011	$97,711

Currency Abbreviations:

EUR  Euro.

GBP  British Pound.

Summary of Investments

INDUSTRY	VALUE		PERCENT OF TOTAL INVESTMENTS
Oil, Gas & Consumable Fuels	$35,067,885		13.7%
Commercial Banks	33,670,484		13.1
Pharmaceuticals	29,353,925		11.4
Insurance	15,153,289		5.9
Tobacco	12,978,355		5.1
Metals & Mining	12,970,962		5.0
Machinery	10,898,102		4.2
Food Products	10,791,776		4.2
Industrial Conglomerates	9,302,495		3.6
Wireless Telecommunication Services	8,834,364		3.4
Food & Staples Retailing	8,410,153		3.3
Automobiles	6,788,449		2.6
Electrical Equipment	6,323,792		2.5
Household Products	5,362,496		2.1
Health Care Providers & Services	5,291,804		2.1
Multi-Utilities	5,156,953		2.0
Investment Company	4,838,597		1.9
Professional Services	4,777,409		1.9
Aerospace & Defense	4,593,559		1.8
Chemicals	4,323,388		1.7
Diversified Telecommunication Services	4,277,065		1.7
Media	4,186,803		1.6
Specialty Retail	4,141,781		1.6
Auto Components	3,377,781		1.3
Hotels, Restaurants & Leisure	3,361,164		1.3
Information Technology Services	2,492,422		1.0
	$256,725,253	+	100.0%

  +  Does not reflect the value of securities held as collateral on loaned securities. Also does not include open foreign currency exchange contracts with net unrealized appreciation of $97,711.

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Financial Statements

Statement of Assets and Liabilities

April 30, 2011 (unaudited)

Assets:
Investments in securities, at value (cost $197,006,211) (including $25,232,721 for securities loaned)	$257,172,698
Investment in affiliate, at value (cost $21,901,304)	21,901,304
Unrealized appreciation on open foreign currency exchange contracts	97,711
Cash (foreign currency with a cost of $742,698)	750,424
Receivable for:
Dividends	979,532
Foreign withholding taxes reclaimed	598,765
Capital stock sold	5,640
Dividends from affiliate	296
Receivable from Distributor	295,358
Prepaid expenses and other assets	33,955
Total Assets	281,835,683
Liabilities:
Collateral on securities loaned, at value	22,348,749
Payable for:
Capital stock redeemed	566,540
Distribution fee	198,989
Investment advisory fee	178,075
Transfer agent fee	95,202
Administration fee	16,447
Accrued expenses and other payables	151,308
Total Liabilities	23,555,310
Net Assets	$258,280,373
Composition of Net Assets:
Paid-in-capital	$246,351,370
Net unrealized appreciation	60,367,450
Accumulated undistributed net investment income	1,954,727
Accumulated net realized loss	(50,393,174)
Net Assets	$258,280,373
Class A Shares:
Net Assets	$9,696,159
Shares Outstanding (500,000,000 shares authorized, $.01 par value)	537,231
Net Asset Value Per Share	$18.05
Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$19.05
Class B Shares:
Net Assets	$242,552,082
Shares Outstanding (500,000,000 shares authorized, $.01 par value)	14,059,422
Net Asset Value Per Share	$17.25
Class C Shares:
Net Assets	$4,811,660
Shares Outstanding (500,000,000 shares authorized, $.01 par value)	278,314
Net Asset Value Per Share	$17.29
Class I Shares:
Net Assets	$1,009,807
Shares Outstanding (500,000,000 shares authorized, $.01 par value)	54,043
Net Asset Value Per Share	$18.69
Class R Shares:
Net Assets	$97,054
Shares Outstanding (500,000,000 shares authorized, $.01 par value)	5,407
Net Asset Value Per Share	$17.95
Class W Shares:
Net Assets	$113,611
Shares Outstanding (500,000,000 shares authorized, $.01 par value)	6,326
Net Asset Value Per Share	$17.96

Statement of Operations

For the six months ended April 30, 2011 (unaudited)

Net Investment Income:
Income
Dividends (net of $415,294 foreign withholding tax)	$4,281,672
Income from securities loaned - net	64,280
Dividends from affiliate	3,391
Interest	138
Total Income	4,349,481
Expenses
Investment advisory fee	1,067,275
Distribution fee (Class A shares)	11,675
Distribution fee (Class B shares)	278,678
Distribution fee (Class C shares)	22,701
Distribution fee (Class R shares)	221
Distribution fee (Class W shares)	165
Transfer agent fees and expenses	165,172
Administration fee	98,140
Shareholder reports and notices	53,186
Professional fees	47,601
Registration fees	36,801
Custodian fees	18,006
Directors' fees and expenses	6,223
Other	17,331
Total Expenses	1,823,175
Less: plan of distribution fee rebate (Class B shares)	(2,075)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(2,238)
Net Expenses	1,818,862
Net Investment Income	2,530,619
Realized and Unrealized Gain: Realized Gain on:
Investments	10,800,903
Foreign currency exchange contracts	445,692
Foreign currency translation	303,578
Net Realized Gain	11,550,173
Change in Unrealized Appreciation/ Depreciation on:
Investments	18,414,540
Foreign currency exchange contracts	(414,824)
Foreign currency translation	82,391
Net Change in Unrealized Appreciation/Depreciation	18,082,107
Net Gain	29,632,280
Net Increase	$32,162,899

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX MONTHS ENDED APRIL 30, 2011	FOR THE YEAR ENDED OCTOBER 31, 2010
	(unaudited)
Increase (Decrease) in Net Assets: Operations:
Net investment income	$2,530,619	$3,666,969
Net realized gain (loss)	11,550,173	(8,557,401)
Net change in unrealized appreciation/depreciation	18,082,107	28,437,321
Net Increase	32,162,899	23,546,889
Dividends to Shareholders from Net Investment Income:
Class A shares	(166,434)	(244,174)
Class B shares	(4,282,212)	(5,506,891)
Class C shares	(46,194)	(80,121)
Class I shares	(16,978)	(19,813)
Class R shares	(1,385)	(1,463)
Class W shares	(1,453)	(1,872)
Total Dividends	(4,514,656)	(5,854,334)
Net decrease from capital stock transactions	(20,091,688)	(48,772,327)
Net Increase (Decrease)	7,556,555	(31,079,772)
Net Assets:
Beginning of period	250,723,818	281,803,590
End of Period (Including accumulated undistributed net investment income of $1,954,727 and $3,938,764, respectively)	$258,280,373	$250,723,818

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  April 30, 2011 (unaudited)

1. Organization and Accounting Policies

Morgan Stanley European Equity Fund Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to maximize the capital appreciation of its investments. The Fund was incorporated in Maryland on February 13, 1990 and commenced operations on June 1, 1990. On July 28, 1997, the Fund converted to a multiple class share structure and on March 31, 2008, commenced offering of Class R and Class W shares.

The Fund offers Class A shares, Class B shares, Class C shares, Class I shares, Class R shares and Class W shares. The six classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I shares, Class R shares, and Class W shares are not subject to a sales charge. Additionally, Class A shares, Class B shares, Class C shares, Class R shares and Class W shares incur distribution expenses.

The Fund will assess a 2% redemption fee, on Class A shares, Class B shares, Class C shares, Class I shares, Class R shares and Class W shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (2) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other domestic exchange is valued at its last sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (3) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (4) all other domestic securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price. In cases where a security is traded on more than one domestic exchange, the security is valued on the exchange designated as the primary market; (5) when market quotations are not readily available including, circumstances under which Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") or Morgan Stanley Investment Management Limited (the "Sub-Adviser"), each a wholly owned subsidiary of Morgan Stanley, determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  April 30, 2011 (unaudited) continued

supervision of the Fund's Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Directors of the Fund; (6) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Directors; (7) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency exchange contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on foreign currency exchange contracts and foreign currency translations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held.

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  April 30, 2011 (unaudited) continued

E. Securities Lending — The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in high-quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent.

The value of loaned securities and related collateral outstanding at April 30, 2011 were $25,232,721 and $26,567,745, respectively. The Fund received cash collateral of $22,348,749, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of April 30, 2011, there was uninvested cash of $1,699, which is not reflected in the Portfolio of Investments. The remaining collateral of $4,217,297 was received in the form of U.S. Government Obligations, which the Fund cannot sell or re-pledge and accordingly are not reflected in the Portfolio of Investments. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

F. Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in "other expenses" in the Statement of Operations. Each of the tax years filed in the four-year period ended October 31, 2010 remains subject to examination by taxing authorities.

G. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  April 30, 2011 (unaudited) continued

H. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

I. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  April 30, 2011 (unaudited) continued

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund's investments carried at fair value:

		FAIR VALUE MEASUREMENTS AT APRIL 30, 2011 USING
INVESTMENT TYPE	TOTAL	UNADJUSTED QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL INVESTMENTS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Assets:
Common Stocks
Aerospace & Defense	$4,593,559	$4,593,559	—	—
Auto Components	3,377,781	3,377,781	—	—
Automobiles	6,788,449	6,788,449	—	—
Chemicals	4,323,388	4,323,388	—	—
Commercial Banks	33,670,484	33,670,484	—	—
Diversified Telecommunication Services	4,277,065	4,277,065	—	—
Electrical Equipment	6,323,792	6,323,792	—	—
Food & Staples Retailing	8,410,153	8,410,153	—	—
Food Products	10,791,776	10,791,776	—	—
Health Care Providers & Services	5,291,804	5,291,804	—	—
Hotels, Restaurants & Leisure	3,361,164	3,361,164	—	—
Household Products	5,362,496	5,362,496	—	—
Industrial Conglomerates	9,302,495	9,302,495	—	—
Information Technology Services	2,492,422	2,492,422	—	—
Insurance	15,153,289	15,153,289	—	—
Machinery	10,898,102	10,898,102	—	—
Media	4,186,803	4,186,803	—	—
Metals & Mining	12,970,962	12,970,962	—	—
Multi-Utilities	5,156,953	5,156,953	—	—
Oil, Gas & Consumable Fuels	35,067,885	35,067,885	—	—
Pharmaceuticals	29,353,925	29,353,925	—	—
Professional Services	4,777,409	4,777,409	—	—
Specialty Retail	4,141,781	4,141,781	—	—
Tobacco	12,978,355	12,978,355	—	—
Wireless Telecommunication Services	8,834,364	8,834,364	—	—
Total Common Stocks	251,886,656	251,886,656	—	—

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  April 30, 2011 (unaudited) continued

		FAIR VALUE MEASUREMENTS AT APRIL 30, 2011 USING
INVESTMENT TYPE	TOTAL	UNADJUSTED QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL INVESTMENTS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Short-Term Investments
Repurchase Agreements	$5,286,042	—	$5,286,042	—
Investment Company	21,901,304	$21,901,304	—	—
Total Short-Term Investments	27,187,346	21,901,304	5,286,042	—
Foreign Currency Exchange Contracts	97,711	—	97,711	—
Total	$279,171,713	$273,787,960	$5,383,753	—

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the Levels as of the end of the period. As of April 30, 2011, the Fund did not have any investments transfer between valuation levels.

3. Derivatives

The Fund used derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  April 30, 2011 (unaudited) continued

than if the Fund had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio's used during the period and their associated risks:

Foreign Currency Exchange Contracts In connection with its investments in foreign securities, the Fund entered into contracts with banks, brokers or dealers to purchase or sell foreign currencies at a future date. A foreign currency exchange contract ("currency contracts") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the currency contract. Currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Fund's currency risks involves the risk of mismatching the Fund's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or (loss). The Fund records realized gains (losses) when the currency contract is closed that is equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

During the six months ended April 30, 2011, the value of foreign currency exchange contracts purchased and sold were $123,607,536 and $150,432,676, respectively.

FASB ASC 815, Derivatives and Hedging: Overall ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  April 30, 2011 (unaudited) continued

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of April 30, 2011.

PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	LIABILITY DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign Currency Risk	Unrealized appreciation on open foreign currency exchange contracts	$97,711	Unrealized depreciation on open foreign currency exchange contracts	—

The following tables set forth by primary risk exposure the Fund's realized gain and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended April 30, 2011 in accordance with ASC 815.

AMOUNT OF REALIZED GAIN ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	FOREIGN CURRENCY EXCHANGE
Foreign Currency Risk	$445,692

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	FOREIGN CURRENCY EXCHANGE
Foreign Currency Risk	$(414,824)

4. Investment Advisory/Administration and Sub-Advisory Agreements

Pursuant to an Investment Advisory Agreement, the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.87% to the portion of the daily net assets not exceeding $500 million; 0.82% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.77% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.745% to the portion of the daily net assets exceeding $3 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser and Sub-Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

Under the Sub-Advisory Agreement between the Investment Adviser and the Sub-Adviser, the Sub-Adviser provides the Fund with investment advisory services, subject to the overall supervision of the Investment

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  April 30, 2011 (unaudited) continued

Adviser and the Fund's Officers and Directors. The Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Investment Adviser receives from the Fund.

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser, Administrator and Sub-Adviser. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 1.0% of the average daily net assets of Class B shares; (iii) Class C — up to 1.0% of the average daily net assets of Class C shares; (iv) Class R — up to 0.50% of the average daily net assets of Class R shares; and (v) Class W — up to 0.35% of the average daily net assets of Class W shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Directors will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that there were no excess expenses at April 30, 2011.

The Fund's Distributor has agreed to reduce the 12b-1 fee on Class B shares of the Fund to the extent it exceeds 0.24% of the average daily net assets of such shares on an annualized basis. This waiver is expected to continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waiver when it deems that such action is appropriate.

For the six months ended April 30, 2011, the distribution fee was accrued for Class B at an annual rate of 0.24%.

At April 30, 2011, included in the Statement of Assets and Liabilities, is a receivable from the Fund's Distributor which represents payments due to be reimbursed to the Fund under the Plan. Because the Plan is what is referred to as a "reimbursement plan", the Distributor reimburses to the Fund any 12b-1 fees collected in excess of the actual distribution expenses incurred. This receivable represents this excess amount as of April 30, 2011.

In the case of Class A, Class C, Class R and Class W shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25%, 1.0%, 0.50% or 0.35% of the average daily net assets of Class A, Class C, Class R or Class W shares, respectively, will not be reimbursed by the Fund through

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  April 30, 2011 (unaudited) continued

payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Smith Barney Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the six months ended April 30, 2011, the distribution fee was accrued for Class A, Class C, Class R and Class W shares at the annual rate of 0.25%, 1.0%, 0.50% and 0.35%, respectively.

The Distributor has informed the Fund that for the six months ended April 30, 2011, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $9,490 and $17, respectively and received $30 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges, which are not an expense of the Fund.

6. Security Transactions and Transactions with Affiliates

The Fund invests in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. For the six months ended April 30, 2011, advisory fees paid were reduced by $2,238 relating to the Fund's investment in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. Income distributions earned by the Fund are recorded as "dividends from affiliate" in the Statement of Operations and totaled $3,391 for the six months ended April 30, 2011. During the six months ended April 30, 2011, the cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class aggregated $27,021,150 and $26,130,278, respectively.

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2011 aggregated $11,037,802 and $34,566,975, respectively.

For the six months ended April 30, 2011, the Fund incurred brokerage commissions of $423 with Morgan Stanley & Co., LLC, an affiliate of the Investment Adviser, Sub-Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

For the six months ended April 30, 2011, the Fund incurred brokerage commissions of $4,770 with Citigroup, Inc. and its affiliated broker/dealers which may be deemed affiliates of the Investment Adviser, Sub-Adviser, Administrator, and Distributer under Section 17 of the 1940 Act, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  April 30, 2011 (unaudited) continued

Morgan Stanley Services Company Inc., an affiliate of the Investment Adviser, Sub-Adviser and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Directors voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended April 30, 2011, included in "directors' fees and expenses" in the Statement of Operations amounted to $2,209. At April 30, 2011, the Fund had an accrued pension liability of $60,718, which is included in "accrued expenses and other payables" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

7. Expense Offset

The Fund has entered into an arrangement with State Street (the "Custodian"), whereby credits realized on uninvested cash balances were used to offset a portion of the Fund's expenses. If applicable, these custodian credits are shown as "expense offset" in the Statement of Operations.

8. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

At April 30, 2011, investments in securities of issuers in the United Kingdom and Germany represented 45.1% and 16.8%, respectively of the Fund's net assets. These investments, as well as other non-U.S. investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in these countries.

At April 30, 2011, the Fund's cash balance consisted of interest bearing deposits with the Fund's Custodian.

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  April 30, 2011 (unaudited) continued

9. Capital Stock

Transactions in capital stock were as follows:

	FOR THE SIX MONTHS ENDED APRIL 30, 2011		FOR THE YEAR ENDED OCTOBER 31, 2010
	(unaudited)
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	15,364	$264,716	46,257	$694,418
Reinvestment of dividends	9,841	158,444	15,310	233,165
Redeemed	(119,555)	(1,963,588)	(265,143)	(3,874,758)
Net decrease — Class A	(94,350)	(1,540,428)	(203,576)	(2,947,175)
CLASS B SHARES
Sold	15,766	359,064	50,907	1,175,411
Reinvestment of dividends	265,691	4,088,988	367,573	5,359,220
Redeemed	(1,427,290)	(22,624,712)	(3,662,231)	(50,672,211)
Net decrease — Class B	(1,145,833)	(18,176,660)	(3,243,751)	(44,137,580)
CLASS C SHARES
Sold	1,852	32,249	4,455	72,983
Reinvestment of dividends	2,899	44,819	5,318	77,810
Redeemed	(31,747)	(502,689)	(111,754)	(1,569,211)
Net decrease — Class C	(26,996)	(425,621)	(101,981)	(1,418,418)
CLASS I SHARES
Sold	2,817	48,621	6,988	106,608
Reinvestment of dividends	1,020	16,979	1,253	19,742
Redeemed	(1,961)	(32,790)	(25,644)	(396,632)
Net increase (decrease) — Class I	1,876	32,810	(17,403)	(270,282)
CLASS R SHARES
Sold	31	543	90	1,451
Reinvestment of dividends	2	34	1	12
Redeemed	—	—	(113)	(1,644)
Net increase (decrease) — Class R	33	577	(22)	(181)
CLASS W SHARES
Sold	1,048	17,623	972	15,408
Reinvestment of dividends	1	11	19	288
Redeemed	—	—	(975)	(14,387)
Net increase — Class W	1,049	17,634	16	1,309
Net decrease in Fund	(1,264,221)	$(20,091,688)	(3,566,717)	$(48,772,327)

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  April 30, 2011 (unaudited) continued

10. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of October 31, 2010, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales, mark-to-market of open forward foreign currency exchange contracts and foreign tax credit pass-through.

11. Accounting Pronouncement

On January 21, 2010, FASB issued Accounting Standards Update ("ASU") 2010-06. The ASU amends ASC 820 to add new requirements for disclosures about significant transfers into and out of Levels 1 and 2, which the Fund has adopted and made the required disclosures in the Fair Valuation Measurements footnote. In addition, separate disclosures for purchases, sales, issuances and settlements relating to Level 3 measurements are required for fiscal years and interim periods beginning after December 15, 2010.

Morgan Stanley European Equity Fund Inc.

Financial Highlights

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

	FOR THE SIX		FOR THE YEAR ENDED OCTOBER 31,
	MONTHS ENDED
	APRIL 30, 2011		2010		2009		2008		2007		2006
	(unaudited)
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$16.14		$14.85		$13.40		$26.77		$21.60		$17.01
Income (loss) from investment operations:
Net investment income(1)	0.17		0.46		0.28		0.44		0.25		0.21
Net realized and unrealized gain (loss)	2.02		1.13		2.27		(11.17)		5.17		4.65
Total income (loss) from investment operations	2.19		1.59		2.55		(10.73)		5.42		4.86
Less dividends and distributions from:
Net investment income	(0.28)		(0.30)		(0.37)		(0.31)		(0.25)		(0.27)
Net realized gain	—		—		(0.73)		(2.33)		—		—
Total dividends and distributions	(0.28)		(0.30)		(1.10)		(2.64)		(0.25)		(0.27)
Net asset value, end of period	$18.05		$16.14		$14.85		$13.40		$26.77		$21.60
Total Return(2)	13.80	%(6)	10.84%		21.25%		(44.22)%		25.29%		28.91%
Ratios to Average Net Assets(3):
Total expenses	1.48	%(4)(7)	1.51	%(4)	1.53	%(4)	1.42	%(4)	1.40	%(4)	1.47%
Net investment income	2.07	%(4)(7)	1.46	%(4)	2.25	%(4)	2.13	%(4)	1.30	%(4)	1.08%
Rebate from Morgan Stanley affiliate	0.00	%(5)(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	—
Supplemental Data:
Net assets, end of period, in thousands	$9,696		$10,191		$12,400		$13,392		$33,170		$445,453
Portfolio turnover rate	5	%(6)	21%		27%		18%		39%		68%

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  Amount is less than 0.005%.

  (6)  Not annualized.

  (7)  Annualized.

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Financial Highlights continued

	FOR THE SIX		FOR THE YEAR ENDED OCTOBER 31,
	MONTHS ENDED
	APRIL 30, 2011		2010		2009		2008		2007		2006
	(unaudited)
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$15.44		$14.22		$12.89		$25.89		$20.91		$16.44
Income (loss) from investment operations:
Net investment income(1)	0.16		0.19		0.27		0.43		0.35		0.22
Net realized and unrealized gain (loss)	1.94		1.34		2.17		(10.76)		4.89		4.49
Total income (loss) from investment operations	2.10		1.53		2.44		(10.33)		5.24		4.71
Less dividends and distributions from:
Net investment income	(0.29)		(0.31)		(0.38)		(0.34)		(0.26)		(0.24)
Net realized gain	—		—		(0.73)		(2.33)		—		—
Total dividends and distributions	(0.29)		(0.31)		(1.11)		(2.67)		(0.26)		(0.24)
Net asset value, end of period	$17.25		$15.44		$14.22		$12.89		$25.89		$20.91
Total Return(2)	13.83	%(6)	10.86%		21.22%		(44.22)%		25.31%		28.99%
Ratios to Average Net Assets(3):
Total expenses	1.47	%(4)(7)	1.50	%(4)	1.52	%(4)	1.42	%(4)	1.39	%(4)	1.37%
Net investment income	2.08	%(4)(7)	1.47	%(4)	2.26	%(4)	2.15	%(4)	1.31	%(4)	1.18%
Rebate from Morgan Stanley affiliate	0.00	%(5)(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	—
Supplemental Data:
Net assets, end of period, in millions	$243		$235		$262		$271		$601		$156
Portfolio turnover rate	5	%(6)	21%		27%		18%		39%		68%

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  Amount is less than 0.005%.

  (6)  Not annualized.

  (7)  Annualized.

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Financial Highlights continued

	FOR THE SIX		FOR THE YEAR ENDED OCTOBER 31,
	MONTHS ENDED
	APRIL 30, 2011		2010		2009		2008		2007		2006
	(unaudited)
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$15.40		$14.19		$12.75		$25.62		$20.69		$16.27
Income (loss) from investment operations:
Net investment income(1)	0.10		0.17		0.18		0.28		0.12		0.06
Net realized and unrealized gain (loss)	1.95		1.24		2.17		(10.67)		4.90		4.45
Total income (loss) from investment operations	2.05		1.41		2.35		(10.39)		5.02		4.51
Less dividends and distributions from:
Net investment income	(0.16)		(0.20)		(0.18)		(0.15)		(0.09)		(0.09)
Net realized gain	—		—		(0.73)		(2.33)		—		—
Total dividends and distributions	(0.16)		(0.20)		(0.91)		(2.48)		(0.09)		(0.09)
Net asset value, end of period	$17.29		$15.40		$14.19		$12.75		$25.62		$20.69
Total Return(2)	13.43	%(6)	9.96%		20.37%		(44.65)%		24.36%		27.85%
Ratios to Average Net Assets(3):
Total expenses	2.23	%(4)(7)	2.26	%(4)	2.28	%(4)	2.17	%(4)	2.16	%(4)	2.22%
Net investment income	1.32	%(4)(7)	0.71	%(4)	1.50	%(4)	1.41	%(4)	0.54	%(4)	0.33%
Rebate from Morgan Stanley affiliate	0.00	%(5)(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	—
Supplemental Data:
Net assets, end of period, in thousands	$4,812		$4,702		$5,781		$6,180		$15,316		$14,008
Portfolio turnover rate	5	%(6)	21%		27%		18%		39%		68%

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  Amount is less than 0.005%.

  (6)  Not annualized.

  (7)  Annualized.

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Financial Highlights continued

	FOR THE SIX		FOR THE YEAR ENDED OCTOBER 31,
	MONTHS ENDED
	APRIL 30, 2011		2010		2009		2008		2007		2006
	(unaudited)
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$16.72		$15.37		$13.86		$27.63		$22.29		$17.53
Income (loss) from investment operations:
Net investment income(1)	0.20		0.25		0.31		0.54		0.39		0.26
Net realized and unrealized gain (loss)	2.10		1.44		2.37		(11.58)		5.25		4.79
Total income (loss) from investment operations	2.30		1.69		2.68		(11.04)		5.64		5.05
Less dividends and distributions from:
Net investment income	(0.33)		(0.34)		(0.44)		(0.40)		(0.30)		(0.29)
Net realized gain	—		—		(0.73)		(2.33)		—		—
Total dividends and distributions	(0.33)		(0.34)		(1.17)		(2.73)		(0.30)		(0.29)
Net asset value, end of period	$18.69		$16.72		$15.37		$13.86		$27.63		$22.29
Total Return(2)	13.93	%(6)	11.11%		21.57%		(44.09)%		25.55%		29.19%
Ratios to Average Net Assets(3):
Total expenses	1.23	%(4)(7)	1.26	%(4)	1.28	%(4)	1.18	%(4)	1.16	%(4)	1.22%
Net investment income	2.32	%(4)(7)	1.71	%(4)	2.50	%(4)	2.47	%(4)	1.54	%(4)	1.33%
Rebate from Morgan Stanley affiliate	0.00	%(5)(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	—
Supplemental Data:
Net assets, end of period, in thousands	$1,010		$872		$1,069		$1,138		$4,773		$5,149
Portfolio turnover rate	5	%(6)	21%		27%		18%		39%		68%

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  Amount is less than 0.005%.

  (6)  Not annualized.

  (7)  Annualized.

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Financial Highlights continued

	FOR THE SIX		FOR THE YEAR ENDED OCTOBER 31,				FOR THE PERIOD MARCH 31, 2008@@@
	MONTHS ENDED						THROUGH
	APRIL 30, 2011		2010		2009		OCTOBER 31, 2008
	(unaudited)
Class R Shares
Selected Per Share Data:
Net asset value, beginning of period	$16.04		$14.77		$13.38		$20.84
Income (loss) from investment operations:
Net investment income(1)	0.15		0.19		0.24		0.34
Net realized and unrealized gain (loss)	2.02		1.36		2.26		(7.80)
Total income (loss) from investment operations	2.17		1.55		2.50		(7.46)
Less dividends and distributions from:
Net investment income	(0.26)		(0.28)		(0.38)		—
Net realized gain	—		—		(0.73)		—
Total dividends and distributions	(0.26)		(0.28)		(1.11)		—
Net asset value, end of period	$17.95		$16.04		$14.77		$13.38
Total Return(2)	13.70	%(6)	10.50%		20.94%		(35.80	)%(6)
Ratios to Average Net Assets(3):
Total expenses	1.73	%(4)(7)	1.76	%(4)	1.78	%(4)	1.70	%(4)(7)
Net investment income	1.82	%(4)(7)	1.21	%(4)	2.00	%(4)	3.01	%(4)(7)
Rebate from Morgan Stanley affiliate	0.00	%(5)(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)(7)
Supplemental Data:
Net assets, end of period, in thousands	$97		$86		$80		$64
Portfolio turnover rate	5	%(6)	21%		27%		18%

  @@@  The date shares were first issued.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  Amount is less than 0.005%.

  (6)  Not annualized.

  (7)  Annualized.

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Financial Highlights continued

	FOR THE SIX		FOR THE YEAR ENDED OCTOBER 31,				FOR THE PERIOD MARCH 31, 2008@@@
	MONTHS ENDED						THROUGH
	APRIL 30, 2011		2010		2009		OCTOBER 31, 2008
	(unaudited)
Class W Shares
Selected Per Share Data:
Net asset value, beginning of period	$16.06		$14.79		$13.39		$20.84
Income (loss) from investment operations:
Net investment income(1)	0.18		0.20		0.26		0.36
Net realized and unrealized gain (loss)	1.99		1.37		2.27		(7.81)
Total income (loss) from investment operations	2.17		1.57		2.53		(7.45)
Less dividends and distributions from:
Net investment income	(0.27)		(0.30)		(0.40)		—
Net realized gain	—		—		(0.73)		—
Total dividends and distributions	(0.27)		(0.30)		(1.13)		—
Net asset value, end of period	$17.96		$16.06		$14.79		$13.39
Total Return(2)	13.74	%(6)	10.74%		21.09%		(35.75	)%(6)
Ratios to Average Net Assets(3):
Total expenses	1.58	%(4)(7)	1.61	%(4)	1.63	%(4)	1.55	%(4)(7)
Net investment income	1.97	%(4)(7)	1.36	%(4)	2.15	%(4)	3.15	%(4)(7)
Rebate from Morgan Stanley affiliate	0.00	%(5)(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)(7)
Supplemental Data:
Net assets, end of period, in thousands	$114		$85		$78		$64
Portfolio turnover rate	5	%(6)	21%		27%		18%

  @@@  The date shares were first issued.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  Amount is less than 0.005%.

  (6)  Not annualized.

  (7)  Annualized.

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Change in Independent Accountants (unaudited)

On June 7, 2011, Deloitte & Touche LLP were dismissed as independent accountants of the Fund.

The reports of Deloitte & Touche LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.

On June 7, 2011, the Fund, with the approval of its Board of Directors and its Audit Committee, engaged Ernst & Young LLP as its new independent accountants.

Morgan Stanley European Equity Fund Inc.

An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy ("Policy") annually.

This Policy applies to current and former individual clients of Morgan Stanley Distributors Inc., as well as current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

Morgan Stanley European Equity Fund Inc.

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies.  In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.  We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

Morgan Stanley European Equity Fund Inc.

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for "eligibility purposes" and for our affiliated companies' use in marketing products and services to you as described in this notice, you may do so by:

•  Calling us at (800) 869-6397
Monday–Friday between 8a.m. and 6p.m. (EST)

Morgan Stanley European Equity Fund Inc.

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•  Writing to us at the following address:
Morgan Stanley Privacy Department
Harborside Financial Center
201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies' products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

7. What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

Special Notice to Residents of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than

Morgan Stanley European Equity Fund Inc.

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center
201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Special Notice to Residents of California
The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Directors

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Arthur Lev
President and Principal Executive Officer

Mary Ann Picciotto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219886
Kansas City, Missouri 64121-9886

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square Canary Wharf
London, E14 4QA, England

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its directors. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

© 2011 Morgan Stanley

INVESTMENT MANAGEMENT

Morgan Stanley
European Equity
Fund Inc.

Semiannual Report

April 30, 2011

EUGSAN
IU11-01283P-Y04/11

Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley European Equity Fund, Inc.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
June 21, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
June 21, 2011

/s/ Francis Smith
Francis Smith
Principal Financial Officer
June 21, 2011